Rule 497(e)
                                                             File Nos. 33-63306
                                                                       811-7738
      SUPPLEMENT DATED JANUARY 7, 2000 TO PROSPECTUS DATED MAY 1, 1999

                                 FOR

                     MONTANA TAX-FREE FUND, INC.
                                 AND
                       ND TAX-FREE FUND, INC.
                                 AND
                  SOUTH DAKOTA TAX-FREE FUND, INC.

    Beginning on January 7, 2000, Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. (each a "fund"), will each offer two classes of shares: Class A and Class B.

    Shares of each fund that are outstanding on January 7, 2000 will be classified as Class B shares. No sales charge will be payable as a result of this classification.

    Investors purchasing shares of the funds on or after January 7, 2000 may select Class A or Class B shares, with different sales charges and expense levels. This supplement contains information concerning these classes to be included in the current prospectus for these funds. Please determine which class of shares best fits your particular situation. When you place purchase orders and make redemption requests, please specify whether you wish to purchase or redeem Class A or Class B shares.

                                1

    1. On pages 5 and 6 for the Montana Tax-Free Fund, Inc., modify the information under "What are the Fund's Expenses?" to reflect the following:

   This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)(1)
    SHARE CLASS......................................................................      CLASS A           CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases.................................      4.25%(2)          None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load).............................................      None              4.00%(3)
      (as a percentage of lesser of purchase price or redemption proceeds)
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................      None              None
    Redemption Fees..................................................................      None              None
    Exchange Fee.....................................................................      None              None
    ANNUAL FUND OPERATING EXPENSES (expenses that are
      deducted from fund assets)
    Management Fees..................................................................      0.60%             0.60%
    Distribution and Service (12b-1) Fees............................................      0.25%             0.75%(4)
     Other Expenses..................................................................      0.28%(5)          0.28%
                                                                                           -----             -----
    Total Annual Fund Operating Expenses(6)..........................................      1.13%             1.63%

[FN]
(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "How to Purchase Shares."

(3) Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "How To Purchase Shares."

(4) Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(5) Based on historical expenses of the fund for Class B shares for the fiscal year ended December 31, 1998. Actual expenses of Class A shares may be higher or lower.

(6) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of Class B shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 1998. The investment adviser and underwriter have also voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 0.95% of the average daily net assets of Class A shares.

                                2
EXAMPLE:

    This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           REDEMPTION            NO REDEMPTION
--------------------------------------------------------------------
     Share Class         A          B            A           B
--------------------------------------------------------------------
      1 Year          $  535      $  570       $  535      $  170
--------------------------------------------------------------------
      3 Years         $  769      $  810       $  769      $  510
--------------------------------------------------------------------
      5 Years         $1,021      $  990       $1,021      $  890
--------------------------------------------------------------------
      10 Years        $1,741      $1,930       $1,741      $1,930
--------------------------------------------------------------------

                              3

    2. On pages 9 and 10 for the ND Tax-Free Fund, Inc., modify the information under "What are the Fund's Expenses?" to reflect the following:

    This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)(1)
    SHARE CLASS.......................................................................     CLASS A           CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases.................................      4.25%(2)          None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load).............................................      None              4.00%(3)
      (as a percentage of lesser of purchase price or redemption proceeds)
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends......................      None              None
    Redemption Fees..................................................................      None              None
    Exchange Fee.....................................................................      None              None
    ANNUAL FUND OPERATING EXPENSES (expenses that are
      deducted from fund assets)
    Management Fees..................................................................      0.60%             0.60%
    Distribution and Service (12b-1) Fees............................................      0.25%             0.85%(4)
     Other Expenses..................................................................      0.24%(5)          0.24%
                                                                                           -----             -----
    Total Annual Fund Operating Expenses(6)..........................................      1.09%             1.69%

[FN]
(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "How to Purchase Shares."

(3) Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "How To Purchase Shares."

(4) Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(5) Based on historical expenses of the fund for Class B shares for the fiscal year ended December 31, 1998. Actual expenses of Class A shares may be higher or lower.

(6) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of Class B shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 1998. The investment adviser and underwriter have also voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 0.95% of the average daily net assets of Class A shares.

                                4

EXAMPLE:

    This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          REDEMPTION              NO REDEMPTION
--------------------------------------------------------------------
     Share Class         A          B            A           B
--------------------------------------------------------------------
      1 Year          $  531      $  570       $  531      $  170
--------------------------------------------------------------------
      3 Years         $  757      $  830       $  757      $  530
--------------------------------------------------------------------
      5 Years         $1,000      $1,020       $1,000      $  920
--------------------------------------------------------------------
      10 Years        $1,697      $2,000       $1,697      $2,000
--------------------------------------------------------------------

                                 5


    3. On pages 13 and 14 for the South Dakota Tax-Free Fund, Inc., modify the information under "What are the Fund's Expenses?" to reflect the following:

    This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment)(1)
    SHARE CLASS                                                                          CLASS A          CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases................................     4.25%(2)           None
      (as a percentage of offering price)
    Maximum Deferred Sales Charge (Load)............................................     None               4.00%(3)
      (as a percentage of lesser of purchase price or redemption proceeds)
    Maximum Sales Charge (Load) Imposed on Reinvested Dividends.....................     None               None
    Redemption Fees.................................................................     None               None
    Exchange Fee....................................................................     None               None
    ANNUAL FUND OPERATING EXPENSES (expenses that are
      deducted from fund assets)
    Management Fees.................................................................     0.60%              0.60%
    Distribution and Service (12b-1) Fees...........................................     0.25%              0.75%(4)
    Other Expenses..................................................................     0.70%(5)           0.70%
                                                                                         -----              -----
    Total Annual Fund Operating Expenses(6).........................................     1.55%              2.05%

[FN]
(1) Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "How to Purchase Shares."

(3) Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "How To Purchase Shares."

(4) Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(5) Based on historical expenses of the fund for Class B shares for the fiscal year ended December 31, 1998. Actual expenses of Class A shares may be higher or lower.

(6) The investment adviser and underwriter have voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 1.35% of the average daily net asset value of Class B shares. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 1998. The investment adviser and underwriter have also voluntarily agreed to waive fees through April 30, 2000 in order to prevent Total Operating Expenses from exceeding 0.95% of the average daily net asset value of Class A shares.

                               6
EXAMPLE:

    This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          REDEMPTION              NO REDEMPTION
--------------------------------------------------------------------
     Share Class         A          B            A           B
--------------------------------------------------------------------
      1 Year          $  576      $  610       $  576      $  210
--------------------------------------------------------------------
      3 Years         $  894      $  940       $  894      $  640
--------------------------------------------------------------------
      5 Years         $1,234      $1,200       $1,234      $1,100
--------------------------------------------------------------------
      10 Years        $2,192      $2,380       $2,192      $2,380
--------------------------------------------------------------------


    4. Please replace the first five paragraphs under "How to Purchase Shares" on page 19 with the following:

CLASS A SHARES
    You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Each fund has also adopted a distribution and service plan under Rule 12b-1 under the Investment Company
Act (the "12b-1 Plan") that allows the fund to pay distribution fees for the sale of its shares and for services provided to shareholders under the 12b-1 Plan. Class A shares are subject to an annual service fee of .25% of the average daily net assets of Class A shares of the fund which compensates your financial adviser for providing ongoing service to you. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The up-front Class A sales charge is as follows:

                                7

                                                                                      Authorized Dealer
                                     Sales Charge as %      Sales Charge as %           Commission as
      Amount of                         of Public               of Net                   % of Public
      Purchase                       Offering Price         Amount Invested             Offering Price
-------------------------------------------------------------------------------------------------------
Less than $50,000                         4.25%                  4.44%                         3.60%
-------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000            3.75%                  3.90%                         3.15%
-------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000           3.25%                  3.36%                         2.75%
-------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000           2.50%                  2.56%                         2.00%
-------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000         1.50%                  1.52%                         1.40%
-------------------------------------------------------------------------------------------------------
$1,000,000 and over                       0.75%                  0.76%                         0.70%
-------------------------------------------------------------------------------------------------------

    We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

CLASS A SALES CHARGE REDUCTIONS               CLASS A SALES CHARGE WAIVERS
*   Rights of Accumulation                    The funds may sell shares without a front-
*   Letter of Intent                          end sales charge to:
*   Group Purchase
                                              *   directors, officers, employees (including
                                                  retirees) of the funds, ND Holdings, ND
                                                  Management, and ND Capital for themselves
                                                  or certain members of their families;

                                              *   trusts, pension, profit-sharing, or other
                                                  plans for the benefit of directors, officers,
                                                  employees (including retirees) of the funds,
                                                  ND Holdings, ND Management, and ND Capital
                                                  and certain members of their families;

                                              *   authorized broker-dealers and financial
                                                  institutions and certain employees
                                                  (including their spouses and children) of
                                                  such dealers and institutions;

                                              *   any broker-dealer, financial institution, or
                                                  other qualified firm which does not receive
                                                  commissions for selling shares to its clients; and

                               8

                                              *   purchases using redemptions from
                                                  unrelated funds.

Please refer to the Statement of Additional Information, as supplemented, for detailed eligibility requirements. Additional information is available by calling (800) 276-1262. You or your financial advisor must notify the fund at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.


CLASS B SHARES

    You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. Under the 12b-1 Plan, however, you will pay an annual distribution and service fee of 0.75% of average daily assets of Class B shares (0.85% of average daily net assets of Class B shares with respect to ND Tax-Free Fund, Inc.). The annual distribution fee compensates ND Capital, Inc. ("ND Capital"), the funds' underwriter, for paying dealers an up-front sales commission of 3-3/4% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the contingent deferred sales charge ("CDSC"). ND Capital may use a portion of this fee to pay an annual service fee of up to 0.25% of average daily net assets of Class B shares to dealers for providing ongoing service to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    If you sell your Class B shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule.

    Years Since Purchase:   1     2     3     4     5     6 and up
    CDSC                    4%    4%    3%    2%    1%    0%

    You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends and capital gains. When you redeem Class B shares subject to a CDSC, the fund will first redeem any shares not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the Class B shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to ND Capital.

                                  9

    Purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if such shares are redeemed within 12 months of purchase.
Purchases of $1 million or more made within 13 months of the initial purchase may qualify for the reduced CDSC. To be eligible, you must notify the fund in writing at the time of your initial purchase of your intent to purchase $1 million or more of Class B shares within 13 months and subsequently complete this investment. Any Class B shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

    Class B shares will automatically convert to Class A shares approximately eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares of .25% of the average daily net assets applicable to Class A shares. The conversion will be based on the relative net asset values of Class A and Class B shares without imposing any sales load, fee or other charge. The conversion will be effected on the fifteenth day of the month in which the eighth anniversary of the issuance of the Class B shares occurs or if the anniversary occurs after the fifteenth, the conversion will be based on the relative net assets per share of the two classes on the fifteenth day of the following month. If the fifteenth is not a business day, the conversion will be effected on the first business day following the fifteenth. Class B shares outstanding on January 7, 2000 that have been held for 8 years or more after purchase will be converted to Class A shares effective January 18, 2000. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of the conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted, but the dollar value will be the same. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

    The funds may also sell Class B shares without a CDSC to certain investors. See "CDSC Waivers" for additional information.

    5. Please include the following sentence after the first sentence under "Minimum Investment and Shares Price" on the page 20: The minimum investment requirements apply per fund share class.

    6. Please replace the third sentence in the paragraph under "Exchanging Shares" to state: If the shares of the original fund are subject to an up-front sales charge, you will not pay any up-front sales charge or CDSC when exchanging into shares of a fund that imposes such sales charges.

    7. Please include the following sentence in the paragraph under "Reinstatement Privilege" on page 21: You may only reinvest into the same share class you redeemed.

    8. Please replace the second paragraph under "Distribution and Service Plan" on page 24, with the following:

                                 10

           ND Capital receives a 12b-1 distribution and service fee for Class B shares primarily for providing compensation to authorized dealers, including ND Capital, in connection with the distribution of shares and related financing costs.
           These fees also compensate ND Capital for other expenses, including printing and distributing prospectuses to persons other than shareholders; preparing, printing, and distributing advertising and sales literature, and reports to shareholders used in connection with the sale of shares; and other overhead expenses (such as rent and salaries).

           ND Capital may also use a portion of this fee to pay an annual service fee to authorized dealers, including ND Capital, for providing account services to shareholders. Similarly, ND Capital uses the service fee for Class A shares to compensate authorized dealers, including ND Capital, for providing account services to shareholders. These services may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents, and providing other personal services to shareholders. Payments made to ND Capital under the 12b-1 Plan are not dependent upon expenses incurred, and therefore payments made under the 12b-1 Plan may exceed ND Capital's expenses in any given year.

Please retain this supplement for future reference. If you want additional information, please call us at (800) 276-1262.


               Supplement dated January 7, 2000
                              To
       Statement of Additional Information dated May 1, 1999
                              For
                  Montana Tax-Free Fund, Inc.
                    ND Tax-Free Fund, Inc.
                South Dakota Tax-Free Fund, Inc.

    Beginning on January 7, 2000, Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc., and South Dakota Tax-Free Fund, Inc. (each a "Fund"), will each offer two classes of shares: Class A and Class B.

    Shares of each Fund that are outstanding on January 7, 2000 will be classified as Class B shares. Investors purchasing shares of the Funds on or after January 7, 2000 may select Class A or Class B shares, with different sales charges and expense levels. This supplement contains information concerning these classes to be included in the current Statement of Additional Information.

    1. On pages B-16 to B-17, please replace the first four paragraphs under "Distribution Plans" with the following:

         Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B shares will be subject to an annual distribution and service fee, and that Class A shares will be subject to an annual service fee. Each Fund has also entered into a related Distribution Agreement with ND Capital, Inc. (the "Underwriter" or "ND Capital").

         The 12b-1 fee applicable to Class B shares under each Fund's Plan will be payable to reimburse ND Capital for services and expenses incurred in connection with the distribution of Class B shares. These expenses include sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect ("Authorized Dealers"), including ND Capital, who are brokers of record with respect to the Class B shares, as well as, without limitation, costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; expenses of printing and distributing prospectuses, statements of additional information and reports of the Fund to persons other than shareholders of the Fund; expenses of preparing, printing and distributing advertising and sales literature; costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may from time to time deem advisable; and reasonable compensation for the Underwriter's services and other expenses, including allocable overhead expenses, such as salaries, rent and printing and communications. The Fund may also use a portion of this fee to compensate Authorized Dealers for providing services to Class B shareholders of such Fund, as noted below.

         Each Fund may spend up to .75 of 1% per year of the average daily net assets of the Class B shares (.85 of 1% of the average daily net assets of Class B shares of the ND Tax-Free Fund) as a distribution and service fee. The Underwriter may use a portion of this fee to pay an annual service fee of up to .25 of 1% per year of the average daily net assets attributable to the Class B shares to dealers for providing personal services and/or maintenance of shareholder accounts to shareholders of such Fund for whom the dealers are designated as dealers of record.

         Similarly, each Fund may spend up to .25 of 1% per year of average daily net assets of Class A shares as a service fee to compensate Authorized Dealers, including ND Capital, for personal services and/or maintenance of shareholder accounts to shareholders of such Fund for whom the dealers are designated as dealers of record. These services may include answering routine inquiries regarding the Funds, assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions; office space and telephone facilities; and providing any other shareholder service not provided by the Funds' transfer agent and for which service fees may be paid.

         To determine the service fee payable to Authorized Dealers who are designated the dealer of record for a shareholder account, "average daily net assets" attributable to the shares in a shareholder account means the product of (i) the average daily share balance of the account and (ii) the Fund's average daily net asset value per share. Such payments may be suspended or modified by the Underwriter at any time and are subject to the continuance of the Fund's Plan.

    2. On page B-18, please replace the sixth paragraph under "Distribution Plans" with the following:

         Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in the related Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each Fund's Plan may be terminated at any time with respect to a Fund or as to any given Class A or Class B shares, by vote of a majority of the Qualified Directors of the Fund or by vote of a majority of the outstanding shares of the affected Class. If the Fund's Plan is terminated and not continued, the Underwriter is not legally entitled to any payment for amounts expended but not yet recovered. However, the Board of Directors of the respective Fund reserves the right to make payments to the Underwriter notwithstanding a termination or non-continuance. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to Class A or Class B shares would require approval by a majority of the outstanding voting shares of the affected Class of the respective Fund.


                                2

Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Directors of such Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose. Each Fund's Plan further provides that as long as the respective Fund's Plan remains in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the disinterested Directors then in office. It is expected that payments made under a Plan will serve to encourage the Underwriter and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders.


    3. On page B-20, please replace the second sentence in the first paragraph under "Purchase and Redemption of Shares" with the following:
Class B shares of each Fund are sold at the net asset value next determined after an order and payment are received in proper form. Class A shares of each Fund are sold at the public offering price equal to the applicable net asset value plus an up-front sales charge. Please also modify the third sentence in such paragraph to include "Class B" prior to the words "share" in that sentence.

    4. On page B-20, please replace the second paragraph under "Purchase and Redemption of Shares" with the following:

         As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares and Class B shares, as described below.
 .


CLASS A SHARES

    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of .25% of the average daily net assets of Class A shares of the Fund. Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on January 7, 2000 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                              3

                                   Montana                ND Tax-Free             South Dakota
                                   Tax-Free Fund          Fund                    Tax-Free Fund
Net Asset Value per share           $9.33                  $8.38                   $9.70
Per Share Sales Charge-4.25%
 of public offering price (4.54%
 of net asset value per share)      $0.41                  $0.37                   $0.43
Per Share Offering Price to the
Public                              $9.74                  $8.75                   $10.13

    Each Fund receives the entire net asset value of all Class A shares that are sold. ND Capital retains the full applicable sales charge from which it pays a commission shown in the Prospectus to Authorized Dealers.

      REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

LETTERS OF INTENT

    An investor may qualify for a reduced up-front sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases made by an investor under the Letter of Intent, less redemptions, equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases exceed the amount specified and qualify for a further quantity discount, the Underwriter will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient restricted shares will be redeemed at the current net asset value to pay such charge. In connection with the determination of sales charges applicable to the purchase of shares of a Fund, the Letter of Intent program will take into account investments in shares of any other mutual fund carrying a sales load of which ND Capital is the Underwriter.

                                 4

GROUP PROGRAM

    Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost savings criteria set forth below.

    Description of Group Program. If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds' Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of shares together with (ii) the combined net asset value of shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

    Criteria for the Group Program. The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

    (a) The administrator of an investor's investment program must have entered into an agreement with the Underwriter.

    (b) Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

    (c) Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

    Additional Criteria for the Group Program. As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional shares without any systematic withdrawal program described herein and that the minimum new investment in shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

                               5

Rights of Accumulation
    A purchase of shares may qualify for a cumulative quantity discount. The applicable sales charge will be based on the total of:

    (a)   the investor's current purchase; and
    (b) the net asset value (at the close of business on the previous day) of the shares of the Funds held by an investor.

    For example, if an investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

    To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

          WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

    Each Fund may sell Class A shares without an up-front sales charge to directors, officers, and employees (including retirees) of the Fund, of ND Holdings, Inc., of ND Money Management, and of ND Capital, Inc., for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell shares without an up-front sales charge to broker-dealers having sales agreements with ND Capital, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the up-front sales charge for by certain classes of persons is provided because of anticipated economies of scale and reduced sales related efforts.

REDEMPTIONS FROM OTHER FUNDS

    Class A shares of the Funds may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of an unrelated investment company which does not impose a contingent deferred sales charge or redemption fee and where the investor paid an initial sales charge. Purchases must be made within 60 days of the redemption date. Each Fund reserves the right to modify or terminate this privilege at any time.

                               6

CLASS B SHARES

    You may purchase Class B shares at the applicable net asset value per share without any up-front sales charge. Since Class B shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B shares. Class B shares are subject to an annual distribution and service fee to compensate ND Capital for its costs in connection with the sale of Class B shares and to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.
See "Distribution Plans."

    You may be subject to a contingent deferred sales charge ("CDSC" or "charge") if you redeem your Class B shares within five years after purchase. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Each Fund may also sell Class B shares to certain investors without a CDSC. See "Contingent Deferred Sales Charges" for additional information.

    Class B shares will automatically convert to Class A shares approximately eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. The conversion will be based on the relative net asset values of the two classes on the fifteenth day of the month in which the eighth anniversary of the issuance of Class B shares occurs or if the anniversary occurs after the fifteenth, the conversion will be based on the relative net asset value per share of the two classes on the fifteenth day of the following month. If the fifteenth is not a business day, the conversion will be effected on the first business day following the fifteenth. In addition, if a shareholder effected an exchange into Class B shares from a fund advised or underwritten by ND Capital, Ranson Capital Corporation or ND Money Management and the shares of the original fund are subject to a CDSC, the holding period of your original investment will be counted toward the eight year period.
Class B shares that are converted to Class A shares will remain subject to an annual service fee of up to .25 of 1% of the average daily net assets attributable to the Class A shares. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

GENERAL

    The Underwriter will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

                                7

    5. On page 22, please include the following sentence at the end of paragraph under "Minimum Investment": The minimum investment restrictions apply per Fund share class.

    6. On page B-22, please replace the first paragraph prior to the table under "Contingent Deferred Sales Charges" with the following:

         Except as otherwise provided below, a contingent deferred sales charge is imposed only if a shareholder redeems Class B shares purchased within the preceding five years. Class B shares acquired by reinvestment of dividends may be redeemed without a CDSC even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all Class B shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. Subject to the foregoing exclusions, the amount of the CDSC is determined based on the lower of the redeemed shares' cost or net asset value at the time of redemption and will depend on the number of years the dollar amount being redeemed was invested according to the following table:

    7. On page B-23, please replace the third paragraph under "Contingent Deferred Sales Charges" with the following:

         All purchases are considered made on the trade date. In determining whether a contingent deferred sales charge is payable on any redemption, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation and then will redeem Class B shares held for the longest period.

    8. On pages B-23 and B-24, please insert "Class B" before each reference to "shares" in the fifth and sixth paragraphs under "Contingent Deferred Sales Charges." Please also replace the reference to "public offering price" with "net asset value" in the last sentence in the eighth paragraph under "Contingent Deferred Sales Charges."

    9. On page B-26, please replace the second sentence of the carryover paragraph to state that:

         The Underwriter pays a sales commission to dealers as set forth in the Funds' Prospectus, as supplemented.

  Please also replace the penultimate sentence in this paragraph to state that:

         The Underwriter may also use the service fees applicable to Class A shares and Class B shares to compensate dealers for providing personal service and/or account maintenance to Class A and Class B shareholders, respectively.

                               8

    10. On page B-26, please replace the first full paragraph with the following:

         Class A shares are sold subject to an up-front sales charge. ND Capital retains the full applicable up-front sales charge from which it pays the uniform reallowances shown in the Funds' Prospectus, as supplemented, to Authorized Dealers. Class B shares are sold at net asset value but are subject to a CDSC. ND Capital receives any contingent deferred sales charges imposed on redemptions of Class B shares. In addition, ND Capital receives any Rule 12b-1 distribution or service fees applicable to Class A and Class B shares for services and expenses incurred in connection with the distribution of shares. For a description of such compensation, see "Distribution Plans."

    11. On page B-30, please insert under the heading "Calculation of Performance Data" the following:

The Funds' performance figures reflected below including yield, tax equivalent yield and total returns are for Class B shares.

    12. On page B-36, please replace the first sentence in the paragraph under "Organization and Share Attributes" with the following:

          Each Fund is organized as corporation under the laws of the State of North Dakota and is authorized to issue multiple classes and one series, with a par value of $.001 per share. Each Fund has established four classes but is publicly offering only two classes designated Class A and Class B shares.

         Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses; each class has exclusive voting rights with respect to any matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; such differences relating to eligible investors as may be set forth in the Funds' Prospectus or Statement of Additional Information from time to time; the designation of each class of shares; and any conversion or exchange features. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described above. The Board of Directors of each Fund has the right to establish additional classes in the future, to change those classes and to determine the preferences, voting powers, rights and privileges thereof.

         Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees. The expenses to be borne by specific classes of shares may include, but are not limited to, 12b-1 distribution fees and service fees, expenses associated with the addition of share classes to a Fund (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares), expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a specific class of shares,

                               9

directors' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting expenses relating to a specific class of shares.

    13. On page 36, please delete the last sentence in the paragraph under "Organization and Share Attributes" and replace the third sentence in this paragraph with the following:

         Shares are fully paid and non-assessable when issued, are redeemable and fully transferable.

    Please retain this Supplement for future reference. If you want additional information, please call us at (800) 276-1262.

                               10